                                                                 EXHIBIT 10.1

                              EMPLOYMENT AGREEMENT


         This EMPLOYMENT AGREEMENT (the "Agreement") is made as of the 4th day of April 1996 by and between ROM TECH, INC., a Pennsylvania corporation
("Rom Tech"), and LANCE H. WOELTJEN ("Employee").

                                    AGREEMENT

         WHEREAS, Employee has been employed by Virtual Reality Laboratories, Inc. ("Virtual Reality"), and

         WHEREAS, Rom Tech, Virtual Reality and VR Acquisition Corporation have entered into an Agreement and Plan of Reorganization dated as of April 4th, 1996 (the "Reorganization Agreement"), which provides for the exchange of all of the outstanding shares of Virtual Reality Common Stock for Rom Tech Common Shares pursuant to a merger (the "Merger"), and

         WHEREAS, the agreement of Employee to work for Rom Tech, subject to the terms of this agreement, is a condition to Rom Tech's willingness and obligation to close the Merger, and

         WHEREAS, Employee holds shares of Virtual Reality Common Stock that will be acquired by Rom Tech in the Merger.

         NOW, THEREFORE, in consideration of the mutual promises contained in this Agreement, and intending to be legally bound, the parties agree as follows:

         Section 1. Employment and Duties. Rom Tech hereby employs Employee, and Employee hereby accepts employment by Rom Tech, to serve as President of VR Acquisition Corporation, a wholly-owned subsidiary of Rom Tech. Employee shall have the powers and shall perform the duties and services consistent with Employee's position of President of VR Acquisition Corporation. Employee shall use Employee's best efforts and diligently pursue the business of Rom Tech. Employee shall contribute all of Employee's business time, experience, labor, and energy as necessary to meet these ends. In addition to Employee's duties as President of VR Acquisition Corportation, Employee shall fully, diligently and faithfully perform such other duties as may be assigned to him from time to time by Rom Tech's Board of Directors.

         Section 2. Term.

                    2.1. The term of Employee's employment shall begin on the date hereof and shall continue thereafter for a period of three (3) years, unless sooner terminated in accordance with Sections 3 or 4 below. Thereafter, the term shall automatically continue year-to-year unless terminated by either party, with or without cause, upon written notice, given three (3) months prior to the expiration of the current term.

                    2.2. In the event that Employee is terminated without cause during the Term of any renewal therof, Employee shall be paid severence compensation equal to one (1) month's salary for each year of the Term and any extension thereof, up to a maximum of six (6) month's salary.

         Section 3. Termination By Rom Tech. Rom Tech may not terminate Employee's employment under this Agreement except in accordance with Section 2 above or this Section 3, as follows:

                 3.1. If Employee shall die during the Term, Employee's employment shall terminate, except that Employee's legal representatives shall be entitled to receive the compensation provided for under Section 5 hereof prorated to the last day of the month in which Employee's death occurs.

                 3.2. If during the Term, Employee shall become physically or mentally disabled whether totally or partially, so that Employee is unable substantially to perform Employee's services hereunder for a period of three (3) consecutive months, Rom Tech may, by written notice to Employee, terminate Employee's employment hereunder.

                 3.3. Rom Tech may, by written notice to Employee, terminate Employee's employment hereunder upon the occurrence of any of the following events: (a) Employee engages in conduct involving deceit, fraud, theft or other dishonesty; (b) Employee engages in willful misconduct; or (c) Employee fails to perform any material obligation under this Agreement.

         For purposes of this Agreement, "willful misconduct" shall be any act, or failure to act, by Employee that is in bad faith and/or materially adverse to the operation and existence of the Employer's business, including, but not limited to any of the following: dishonesty, fraud, embezzlement, purposeful destruction of Employer's property, involvement in any material conflict of interest or self-dealing and continued failure to devote his best efforts on a full-time basis to his employment hereunder.

         For purposes of this Section 3, "material obligation" under this Agreement shall mean Employee's obligations under Sections 1, 10, 11 and 12 of this Agreement.

         Section 4. Termination By Employee. Employee may not terminate Employee's employment under this agreement except in accordance with Section 2 above and this Section 4, as follows:

                 4.1. Employee may terminate this Agreement if Rom Tech breaches or fails to perform any material obligation under this Agreement.

                 4.2. Employee may terminate this Agreement, at any time, without cause, upon 30 days prior written notice to Rom Tech.

         For purposes of this Section 4, "material obligation" under this Agreement shall mean Rom Tech's obligations under Sections 5, 6 and 7.

         Section 5. Compensation.

                 5.1. For all services rendered by Employee under this Employment Agreement, Employee shall be paid an annual base salary of $86,400, payable in equal bi-weekly installments, less such deductions as shall be required by applicable law and government regulations.

                 5.2. Employee shall be eligible to receive a bonus payment on each anniversary of the date of this Agreement as follows:

                    (i) A bonus of $20,000 on the first day of the second fiscal quarter if the following revenue targets are achieved by Rom Tech based upon Rom Tech's audited financial statements for the fiscal year ending immediately prior to the applicable dates set forth below:

                        (A) First anniversary - $3,000,000 for the fiscal year
                            ending June 30, 1996;

                        (B) Second anniversary - $5,000,000 for the fiscal year
                            ending June 30, 1997; and

                        (C) Third anniversary - $8,000,000 for the fiscal year
                            ending June 30, 1998.

                    (ii) Provided the aforesaid annual revenue targets are achieved, Employee shall be eligible to receive an additional bonus on each corresponding anniversary date. The payment and amount of the additional bonus shall be determined in the discretion of the Board of Directors and shall be based upon the profitability of Rom Tech and Employee's contribution to the achievement of targeted revenue levels and profitability by Rom Tech.

                 5.3. Employee shall be eligible to receive options, as determined in the discretion of the Nominating and Compensation Committee of Rom Tech's Board of Directors, under any option plans of Rom Tech in effect during the term of this Agreement.

                 5.4. Rom Tech will reimburse Employee for reasonable documented expenses incurred in the performance of Employee's duties, consistent with Rom Tech's policies regarding reimbursement, upon receipt of expense vouchers in a form satisfactory to Rom Tech.

         Section 6. Benefits. Employee shall also receive benefits equivalent to or greater than those benefits listed on Exhibit "A" of this Employment Agreement. In addition to the benefits listed on Exhibit "A", Employee shall receive a vehicle allowance not to exceed $400 per month.

         Section 7. Place of Business. VR Acquisition Corporation's principal place of business on the date hereof is San Luis Obispo, California. Employee's principal place of business during the Term and any extensions thereof will be in San Luis Obispo, California; provided, however, that Employee may be relocated elsewhere to the extent Employee shall agree to such relocation.

         Section 8. Resgistration Rights. In the event that, during the first two years of the Term, (i) Rom Tech terminates Employee's employment hereunder without cause, or (ii) Employee terminates his employment pursuant to Section 4.1, Employee shall have the following registration rights:

         8.1. In the event that Rom Tech undertakes an underwritten public offering of its Common Stock for its own account or files a registration statement on Form S-3 during the period commencing on the date of such termination and ending on the second anniversary of the date of this Agreement, Rom Tech shall use its best efforts to cause the Registrable Securities (as hereinafter defined) with respect to which Employee shall have so requested registration to be registered, pursuant to the filing of a registration statement on Form SB-2 or Form S-3, as the case may be, (or on such other appropriate form as Rom Tech in its sole discretion shall determine), together with the documents incorporated by reference therein (the "Registration Statement"). The "Registrable Securities" that Rom Tech shall use its best efforts to cause to be registered on behalf of Employee shall be all of the shares of Rom Tech Common Stock acquired by Employee in the Merger (the "Registrable Securities"); provided, however, that Rom Tech will not be required to include the Registrable Securities in any such Registration Statement if (i) Rom Tech continues to pay Employee's base salary and any bonus payment(s) to which he would be eligible during the first two years of the Term, until the second anniversary of the date of this Agreement; or (ii) Employee is able to dispose of the Rom Tech Common Stock issued to him in connection with the Merger without registration in reliance upon Rule 144.

         8.2. Rom Tech shall in each case give written notice of such proposed filing of a Registration Statement to Employee at least twenty days before the anticipated filing date, and such notice shall offer Employee the opportunity to register the Registrable Securities and, upon written request, given within 10 days after receipt of any such notice, of Employee to request the registration of any of his Registrable Securities, Rom Tech shall use its best efforts to cause the Registrable Securities to be registered. Rom Tech shall use its best efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit Employee to include such securities in such offering on the same terms and conditions as any similar securities of Rom Tech included therein.

         8.3. At such time as it shall file the Registration Statement, Rom Tech agrees to use its best efforts to register or qualify the Registrable Securities covered by the Registration Statement under the Blue Sky Laws of such jurisdictions, not to exceed ten in number, as shall be reasonably requested by Employee in writing to permit Employees to sell or otherwise to dispose of any and all Registrable Securities in such states, provided that Rom Tech shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it shall not then be qualified.

         8.4. Rom Tech agrees to use its best efforts to cause the Registration Statement and all such state filings to become effective and to remain effective until the earlier of (A) the date when all Registrable Securities covered by the Registration Statement have been sold or (B) nine months after the effective date of the Registration Statement if the Registration Statement is filed pursuant to Rule 415 of the Act (or any similar rule that may be adopted by the SEC).

         8.5. Employee undertakes to provide all such information and materials and take all such actions as may be required in order to permit Rom Tech to comply with all applicable requirements of the Securities Act and the SEC, to obtain any desired acceleration of the effective date of such Registration Statement and to comply with all requirements of applicable Blue Sky Laws or other administrative agency of any state of the United States.

         8.6. Rom Tech agrees to prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep such Registration Statement effective during the period referred to in
Section 8.4 and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement, and cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed with the SEC.

         8.7. Rom Tech agrees to furnish to Employee such numbers of copies of the Registration Statement, each amendment thereto, the prospectus included in such Registration Statement (including each preliminary prospectus), each supplement thereto and such other documents as he may reasonably request in order to facilitate the disposition of Registrable Securities owned by him.

         8.8. Rom Tech shall promptly notify Employee at any time when a prospectus relating to the sale of the Registrable Securities is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading and Rom Tech will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading.

         8.9. It shall be a condition precedent to the obligations of Rom Tech to take any action pursuant to this Section 8 that Employee shall furnish to Rom Tech such information regarding himself, the Registrable Securities held by him and the intended method of disposition of such Registrable Securities and execute such documents regarding the sale of the Registrable Securities as Rom Tech shall reasonably request and as shall be required in connection with the action to be taken by Rom Tech.

         8.10. Employee agrees that, upon receipt of any notice from Rom Tech of the happening of any event of the kind described in Section 8.8 hereof, Employee will discontinue disposition of Registrable Securities until Employee's receipt of copies of a supplemented or amended prospectus contemplated by Section 8.8 hereof, or until it is advised in writing (the "Advice") by Rom Tech that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, and, if so directed by Rom Tech, Employee will deliver to Rom Tech (at the expense of Rom Tech) all copies, other than permanent file copies then in Employee's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event Rom Tech shall give any such notice, the time periods mentioned in
Section 8.4 hereof shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 8.8 hereof, to and including the date when Employee shall have received the copies of the supplemented or amended prospectus contemplated by Section 8.8 hereof, or the Advice.

         8.11. Rom Tech shall pay all expenses incurred by Rom Tech in connection with the preparation and execution of the Registration Statement referred to in Section 8.1; provided, however, that Rom Tech shall not be obligated to pay any underwriting or brokerage commissions, discounts or fees relating to any sale of the Registrable Securities or the fees and expenses of any counsel to Employee.

         8.12. If the Registrable Securities have been registered pursuant to Rule 415, then if Employee desires to sell or otherwise transfer any of Employee's Registrable Securities pursuant to the Registration Statement, Employee shall notify Rom Tech of Employee's intention to do so by written notice received by Rom Tech at least one business day prior to such sale or transfer. Employee may effect a sale or transfer within 30 days after the delivery of such notice unless Rom Tech shall have provided notice to Employee pursuant to Section 8.8.

         8.13. The rights to cause Rom Tech to use its best efforts to register the Registrable Securities hereunder are not assignable except by prior written agreement of the parties.

         8.14. In connection with any registration of securities under this Agreement, Rom Tech hereby agrees to indemnify Employee and each underwriter, if any, against all losses, claims, damages and liabilities caused by any untrue, or alleged untrue, statement of a material fact contained in any registration statement or prospectus (and as amended or supplemented if Rom Tech shall have furnished any amendments or supplements thereto) or any preliminary prospectus or caused by any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement or omission based upon information furnished in writing to Rom Tech by Employee or, as the case may be, any underwriter, expressly for use therein, and Rom Tech, each officer, director and controlling person of Rom Tech and each underwriter, if any, for Rom Tech shall be indemnified by Employee for all such losses, claims, damages and liabilities caused by any untrue, or alleged untrue, statement or omission, or alleged omission, based upon information furnished in writing to Rom Tech or the underwriter by Employee for any such use.

         Promptly upon receipt by a party indemnified under this Section 8.14 of notice of the commencement of any action against such indemnified party in respect of which indemnity or reimbursement may be sought against any indemnifying party under this Section, such indemnified party shall notify the indemnifying party in writing of the commencement of such action, but the failure so to notify the indemnifying party shall not relieve it of any liability which it may have to any indemnified party otherwise than under this
Section 8.14. In the case that notice of commencement of any such action shall be given to the indemnifying party as above provided, the indemnifying party shall be obligated to participate in and, jointly with any other indemnifying party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to such indemnified party. The indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be paid by the indemnified party unless the indemnifying party either agrees to pay the same or fails to assume the defense of such action with counsel reasonably satisfactory to the indemnified party. No indemnifying party shall be liable for any settlement entered into without its consent, such consent not to be unreasonably withheld.

         8.15. Employee may not participate in any underwritten registration hereunder unless Employee (a) agrees to sell his securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements, and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting agreements.

         Section 9. Acknowledgments. Employee acknowledges that the following are highly confidential and constitute trade secrets:

                 9.1. The particular needs of Rom Tech's and VR Acquisition Corporation's customers (which are not generally known in the industry);

                 9.2. Rom Tech's and VR Acquisition Corporation's proprietary interest in the identity of its customers, customer lists and suppliers, providers of content for its multimedia software products, third party software developers which have developed software for Rom Tech and/or VR Acquisition Corporation or from which Rom Tech and/or VR Acquisition Corporation has acquired ownership of software, its products, processes and services, including, but not limited to, information relating to software development, inventions, manufacturing, purchasing, accounting, engineering, marketing, merchandising and selling; and

                 9.3. Documents and information regarding Rom Tech's and VR Acquisition Corporation's methods of operation, sales, marketing and pricing strategies, cost structure, and the specialized requirements of Rom Tech's customers.

         Section 10. Trade Secrets and Confidential Information. During the term of Employee's employment, Employee will have access to and become familiar with various trade secrets and confidential information of Rom Tech and VR Acquisition Corporation, including, but not necessarily limited to, the documents and information referred to in Section 9 above. Employee acknowledges that such confidential information and trade secrets are owned and shall continue to be owned solely by Rom Tech. During the term of Employee's employment, Employee will not, except as authorized or directed in writing, copy or make notes of any such confidential information or trade secrets. Upon termination of Employee's employment, Employee will promptly deliver to Rom Tech all notes, records or other documents (and all copies thereof) relating to Rom Tech and VR Acquisition Corporation. During the term of Employee's employment and for one year after Employee's employment terminates, Employee shall not use, in whole or in part, any such confidential information or any such trade secret for any purpose whatsoever nor shall Employee divulge, in whole or in part, directly or indirectly, any such confidential information or any such trade secret to any person other than Rom Tech or persons about whom Rom Tech has given its written consent, unless the confidential information or the trade secret has already become common knowledge (other than as a result of any breach of this Agreement), or unless Employee is compelled to disclose it by governmental process.

         Section 11. Intellectual Property.

                 11.1. Rom Tech shall be the sole owner of all the products and proceeds of the Employee's services to Rom Tech and VR Acquisition Corporation, including, but not limited to, all materials, ideas, concepts, formats, designs, suggestions, developments, arrangements, packages, computer programs, inventions, patent applications, patents, copyrights, trademarks and other intellectual properties (collectively, "Intellectual Property") that Employee may acquire, obtain, develop or create in connection with the employee's employment hereunder, free and clear of any claims by Employee (or anyone claiming under Employee) of any kind or character whatsoever (other than Employee's right to receive payments hereunder).

                 11.2. Employee shall, at the request of Rom Tech, execute such assignments, certificates or other instruments as Rom Tech may from time to time deem necessary or desirable to evidence, establish, maintain, perfect, protect, enforce or defend its right, title and interest in or to any such Intellectual Property.

                 11.3. The foregoing will not apply to any inventions which are described in California Labor Code Section 2870.

         Section 12. Covenant Not to Compete or Solicit. Employee agrees that:

                 12.1. During the term of Employee's employment, Employee will not, either solely or jointly with, or as manager or agent for, any person, corporation, trust, joint venture, partnership, or other business entity, directly or indirectly, carry on or be engaged or interested in any business which competes with the business of Rom Tech and VR Acquisition Corporation, provided that investments constituting less than five percent (5%) of a publicly-held entity shall be exempt from Employee's covenant.

                 12.2. For one (1) year after Employee's employment terminates, Employee will not, either solely or jointly with, or as manager or agent for, any person, corporation, trust, joint venture, partnership, or other business entity, directly or indirectly, carry on or be engaged or interested in any business which competes with Rom Tech and VR Acquisition Corporation, (i.e. sells software which is directly competitive with software sold by Rom Tech and VR Acquisition Corporation) ("Competing Business"), provided that investments constituting less than five percent (5%) of a publicly-held entity shall be exempt from Employee's covenant.

                 12.3. During Employee's employment with Rom Tech, and for one
(1) year following the termination of Employee's employment, Employee will not either solely or jointly with, or as manager or agent for, any person, corporation, trust, joint venture, partnership, or other business entity, directly or indirectly, hire or attempt to hire any individuals who are employees of Rom Tech and/or VR Acquisition Corporation during the term of Employee's employment.

                 12.4. During Employee's employment with Rom Tech, and for one
(1) year following the termination of Employee's employment, Employee will not either solely or jointly with, or as manager or agent for, any person, corporation, trust, joint venture, partnership or other business entity, either directly or indirectly, solicit, divert or appropriate, or attempt to solicit, divert or appropriate to any Competing Business, any of Rom Tech's customers or suppliers, and/or persons or entities with whom Employee worked or about whom Employee had access to information (including any prospective customer or customers) during the term of Employee's employment with Rom Tech.

                 12.5. The parties acknowledge that the market for products of the type sold by Rom Tech and Virtual Reality is worldwide, and the area where the goodwill of Virtual Reality has been established through sales, production, promotion and marketing of its products includes each of the states and counties in the United States, including each county in California. Accordingly, in order to secure to Rom Tech the benefits of the Merger, the parties agree that the provisions of this Section 12 shall apply to each of the states and counties of the United States, including each county in California.

                 12.6. The salary to be paid to Employee and the benefits to be provided to Employee have been negotiated at arms length as additional consideration for the covenants in Sections 10, 11 and 12 of this Agreement.

         Section 13. Remedies. Employee acknowledges and agrees to the reasonableness of the restrictions in Sections 10 and 12, that these restrictions were negotiated at arms length, that compliance with Sections 10 and 12 is necessary to protect the business and good will of Rom Tech, and that a breach of any of the covenants in Sections 10 and 12 will irreparably and continually damage Rom Tech, for which money damages will not be an adequate remedy. In addition, in the event that Employee breaches or threatens to breach any of these covenants, Rom Tech shall be entitled apply for: (i) a preliminary and permanent injunction in order to prevent the continuation of such harm and
(ii) money damages insofar as they can be proved and determined. Nothing in this Agreement, however, shall be construed to prohibit Rom Tech from also pursuing any other remedy, the parties having agreed that all remedies are cumulative.

         Section 14. Warranty by Employee. Employee represents and warrants to Rom Tech that Employee is not a party to any agreement containing a non-competition provision or other restriction with respect to: (i) the nature of any services or business which Employee is entitled or required to perform or conduct under this Agreement or (ii) the disclosure or use of any information which directly or indirectly relates to the nature of the business of Rom Tech or the services to be rendered by Employee under this Agreement.

         Section 15. Waiver of Rights. If in one or more instances either party fails to insist that the other party perform any of the terms of this Agreement, such failure shall not be construed as a waiver by such party of any past, present, or future right granted under this Agreement and the obligations of both parties under this Agreement shall continue in full force and effect.

         Section 16. Survival. Employee's obligations under Sections 10, 11 and 12 shall continue after and survive the termination of this Agreement, except upon a termination pursuant to Section 4.1 hereof, in which event only Sections 10 and 11 shall continue to be enforceable. In addition, the termination of Employee's employment shall not affect any of the rights or obligations of either party arising prior to or at the time of the termination, or which may arise by any event causing the termination.

         Section 17. Binding Effect. This Agreement shall be binding upon, and inure to the benefit of, the parties and their respective heirs, successors, permitted assigns, executors, administrators, and personal representatives.

         Section 18. Severability. If any provision, section, paragraph, or subparagraph of this Agreement is adjudged by any court to be void or unenforceable in whole or in part, such adjudication shall not affect the validity of the remainder of the Agreement, including any other provision, section, paragraph, or subparagraph. Each provision, section, paragraph and subparagraph of this Agreement is separable from every other provision, section, paragraph and subparagraph, and constitutes a separate and distinct covenant. If any term, provision, section, or paragraph of this Agreement shall be determined by a court of competent jurisdiction to be unenforceable because it is excessively broad as to time, duration, geographical scope, activity, or subject, the parties hereby expressly agree that the court making such determination shall have the power to limit and reduce such term, provision, section, or paragraph and/or to delete such specific words or phrases which the court shall deem necessary to permit enforcement of such term, provision, section, or paragraph to the maximum extent compatible with applicable law as it then in effect.

         Section 19. Notices. All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received only when delivered (personally, by courier service such as Federal Express, or by other messenger) or on the second day after being deposited in the United States mails, registered or certified mail, postage prepaid and return receipt requested, addressed as set forth below:


                           (a)  If to Rom Tech:

                                    Rom Tech, Inc.
                                    2260 Cabot Blvd., Suite 6
                                    Langhorne, PA  19047
                                    Attention: Joseph A. Falsetti

                           (b)  If to Employee:

                                    Lance H. Woeltjen
                                    2341 Ganador Court
                                    San Luis Obispo, California 93401

         a copy of any notice given hereunder shall also be given to:

                                    Ellen Pulver Flatt, Esquire
                                    McCausland, Keen & Buckman
                                    Five Radnor Corporate Center, Suite 500
                                    100 Matsonford Road
                                    Radnor, PA 19087

                  and               James R. Spievak, Esquire
                                    Annis & Spievak
                                    701 "B" Street, Suite 2200
                                    San Diego, CA 92101

         In addition, notice by mail shall be by air mail if posted outside the continental United States.

         Any party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of Employee's paragraph for the giving of notice.

         Section 20. Entire Agreement. This Agreement constitutes the complete understanding between the parties with respect to the employment of Employee and cannot be changed or modified except by a written agreement signed by the parties.

         Section 21. Headings. The headings in this Agreement are for convenience only and shall be given no effect in the interpretation of this Agreement.

         Section 22. Presumptions. This Agreement shall be interpreted without regard to any presumption or rule requiring construction against the party who caused this Agreement to be drafted.

         Section 23. Governing Law. This Agreement is made in the State of California. It shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and to be performed therein (other than those relating to conflicts of law), irrespective of the fact that either of the parties now is or may become a resident of a different state.

         Section 24. Subsidiaries. For the purposes of this Agreement and, in particular, Sections 9, 10, 11 and 12, the term "Rom Tech" shall include all subsidiaries, joint ventures and partnerships in which Rom Tech has a majority ownership or other controlling interest.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

                                    ROM TECH, INC.


                                     By:
                                        --------------------------------------
                                     Print Name:
                                                ------------------------------
                                     Title:
                                           -----------------------------------

                                     EMPLOYEE
Witness:


- - ------------------------------       -----------------------------------------
                                     LANCE H. WOELTJEN

                                   EXHIBIT "A"

                                    Benefits


                    Health Insurance
                    Dental Insurance
                    Life Insurance - $30,000
                    SEP program - no matching